SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported): May 13, 2005


                        ETERNAL TECHNOLOGIES GROUP, INC.
              ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                            -------------------------
                            (Commission file number)

               Nevada                                        62-1655508
--------------------------------         ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation)


                     Sect. D, 5/F, Block A. Innotech Tower,
                 235 Nanjing Rd. Heping District, Tianjin 300052
               (Address of principal executive offices) (Zip code)


                               011-86-22-2721-7020
              (Registrant's telephone number, including area code)

                   __________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

         Item 2.02 Results of Operations and Financial Conditions

     On May 13, 2005, the Company issued a press release on its earnings for the year-ended December 31, 2004. A copy of the press release and related attachments are included as an Exhibits to this filing.

         Item 9.01. Financial Statements and Exhibits
         (c) Exhibits

99.1 Press release dated May 13, 2005 releasing the earnings for the year-ended December 31, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ETERNAL TECHNOLOGIES GROUP, INC.


May 13, 2005                             /s/ JiJun Wu
                                         -------------------------------------
                                         President and Chief Executive Officer